Exhibit 99.1

Faraday Future Holds Special Meeting of Stockholders, Securing Approvals on a Number of Proposals to Support Continued EAI Robotics Development and Deliveries in 2026

●	Approval of the Private Placement Proposal will help the Company further its EAI Robotics goals in 2026, meet its contractual obligations, support future capital raising efforts, and enable mutual reinforcement between its core EAI business and the digital asset ecosystem.

●	The Company is scheduled to report its second quarter 2026 financial results after market close on Thursday, August 13, 2026, and will hold an earnings call at 4:00 p.m. where additional business updates will be communicated.

Los Angeles, CA (August 12, 2026) -- Faraday Future Intelligent Electric Inc. (NASDAQ: FFAI) (“Faraday Future,” “FF,” or the “Company”), a California-based global Embodied AI (EAI) ecosystem company, today announced the results of its Special Meeting of Stockholders held on August 12, 2026.

At the Special Meeting, stockholders approved the Private Placement Proposal - in accordance with Nasdaq Listing Rule 5635(d), the issuance of Common Stock to holders of certain convertible notes. The Private Placement Proposal relates to the Company’s previously announced $25 million May 2026 financing. That financing formed part of the approx. $70 million in aggregate financing secured by the Company over the prior two months, which was intended to support Phase 1 of FF’s EAI robotics strategy. The financing also demonstrates institutional investors’ confidence in the Company’s business prospects moving forward.

FF continues to make strides on the product front, having completed the full-form EAI robot matrix across six series and three key form factors: humanoid, quadruped, and mobile manipulation. This executes FF’s “One Brain, Multiple Forms” vision, allowing a unified AI Brain to power diverse use cases—from industrial applications and security inspection to hospitality, entertainment, and education—via customized bodies, Agents, and Skills.

On the commercial front, the Company has progressed from product launches to active revenue generation, delivery, and scenario validation across hotels, catering, short-term rentals, and auto dealerships

FF’s EAI Robotics business continues to make strong momentum, achieving sales and shipments of 152 units for the month of July, setting another monthly record and securing a strong first-month win for the Q3 Robotics Practical Deployment Campaign under FF’s “Four-Core Full-Stack AI” ecosystem strategy. As of the end of July, cumulative sales and shipments reached 394 units for the year, as FF continued making steady progress toward its full-year shipment target of 2,000 units.

FF’s four industry ecosystems and productivity solutions—across education, industrial applications, security and inspection, and other existing markets—are rapidly taking shape, building sustained momentum for the continued ramp-up of sales and deliveries.

ABOUT FARADAY FUTURE

Founded in 2014, Faraday Future (FF) is a U.S.-based Physical AI ecosystem company dedicated to reshaping the future of robotics and mobility solutions through AI innovation and technologies. FF focuses on two major product strategies within the Embodied AI (EAI) robotics business: EAI humanoid and bionic robots, and EAI automotive-focused robots. By building a Three-in-One ecosystem of “Device, Data, EAI Brain & Open-Source and Open Platform,” FF aims to create an evolutionary flywheel: scaled device delivery, data collection and training, continuous evolution of the EAI Brain, stronger product capability, and even larger-scale delivery and deployment. Through this flywheel, FF seeks to maximize its commercial value and lead to the advancement of Physical AI. For more information, please visit Faraday Future’s official website: https://www.ff.com/

FORWARD LOOKING STATEMENTS

This press release includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “plan to,” “can,” “will,” “should,” “future,” “potential,” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, which include statements regarding FF’s entry into the embodied AI robotics market and robotics deliveries and development, potential financings and negotiations with existing convertible noteholders, involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, which could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.

Important factors, that may affect actual results or outcomes include, among others: the Company’s ability to continue as a going concern and improve its liquidity and financial position; the Company’s ability to pay its outstanding obligations, which it currently lacks; the availability of sufficient share capital to meet its current obligations and execute on its strategy; the willingness of convertible noteholders to fund the Company; demand for the Company’s robotics products; the ability of B2B preorder companies to locate customers to purchase our robotics products, on which their nonbinding preorders substantially depend; competition in the robotics industry, which includes companies with far superior experience, funding and name recognition; the ability of the Company to build an EAI education ecosystem that serves both the B2C consumer market and the B2B institutional education market; the acceptance by teachers and students of the Company’s robotics products in the education market; the ability of the Company to expand into additional markets for its robotics products; the Company’s reliance on a single OEM for most of its robotics products; the Company’s reliance on Chinese OEMs for all of its robotics products; the possibility of the federal government banning imports of Chinese robotics products; the Company’s ability to get the planned robotics products to comply with all applicable U.S. rules and regulations; the ability of the robotics OEM to timely supply robotics to the Company; tariff uncertainty for imported products, particularly from China; demand from automobile dealers for robotics products; the Company’s ability to homologate FX vehicles for sale; the Company’s ability to secure the necessary funding to execute on the FX strategy, which is substantial; the Company’s ability to secure an occupancy certificate covering all of its Hanford facility; the Company’s ability to remediate its material weaknesses in internal control over financial reporting and the risks related to the restatement of previously issued consolidated financial statements; the Company’s limited operating history and the significant barriers to growth it faces; the Company’s history of substantial losses and expectation of continued losses; the success of the Company’s payroll expense reduction plan; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the Company’s ability to cover future warranty claims; the success of other competing manufacturers; the performance and security of the Company’s vehicles; current and potential litigation involving the Company; the Company’s ability to receive funds from, satisfy the conditions precedent of and close on the various financings described elsewhere by the Company; the result of future financing efforts, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; the Company’s indebtedness; the Company’s ability to use its “at-the-market” program; insurance coverage; general economic and market conditions impacting demand for the Company’s products; potential negative impacts of a reverse stock split; potential cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; circumstances outside of the Company’s control, such as natural disasters, climate change, health epidemics and pandemics, terrorist attacks, and civil unrest; risks related to the Company’s operations in China; the success of the Company’s remedial measures taken in response to the Special Committee findings; the Company’s dependence on its suppliers and contract manufacturer; the Company’s ability to develop and protect its technologies; the Company’s ability to protect against cybersecurity risks; and the ability of the Company to attract and retain employees, any adverse developments in existing legal proceedings or the initiation of new legal proceedings, and volatility of the Company’s stock price. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Form 10-Q for the quarter ended March 31, 2026, filed with the SEC on May 14, 2026, and Form 10-K filed with the SEC on March 31, 2026, and other documents filed by the Company from time to time with the SEC.

CONTACTS:

Investors (English): ir@ff.com

Investors (Chinese): cn-ir@ff.com

Media: john.schilling@ff.com

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